SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2001

        NEW SKY COMMUNICATIONS, INC.(formerly THOROUGHBREDS U.S.A., INC.)
             (Exact name of registrant as specified in its charter)

              New York                2-98684-NY        16-1229730
      (State of incorporation)   (Commission file     (I.R.S. Employer
                                       number)          identification no.)

731 Powers Building, 16 West Main Street, Rochester, New York 14614
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (716) 454-5490

Item 5. Other Events

         On October 29, 2001 New Sky Communications, Inc. issued the following press release:

      ROCHESTER, NY-Monday, October 29, 2001- NEW SKY COMMUNICATIONS, INC. (OTC:BB:NSKY) announced today that effective November 1, 2001 its common stock will trade pursuant to a 1:200 reverse split approved by shareholders at an annual meeting of shareholders held on August 22, 2001. The new trading symbol of the Company will be NSCI.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NEW SKY COMMUNICATIONS, INC.
                                                      (Registrant)


                                          By: /S/CARL R. REYNOLDS
                                              -------------------
                                              Carl R. Reynolds, President,
DATE: October 30, 2001.                       Chairman, Chief Financial Officer




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